Basis of presentation and accounting policies	12 Months Ended
Dec. 31, 2018
Disclosure Of Basis Of Preparation And Significant Accounting Policies [Abstract]
Basis of presentation and accounting policies

2 Basis of presentation and accounting policies

A. Summary of significant accounting policies

The principal accounting policies applied in the preparation of these consolidated financial statements are set out below. These policies have been consistently applied to all the periods presented, unless otherwise stated.

Basis of preparation

The Group’s consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (IFRS) of the International Accounting Standards Board (IASB) and the Interpretations of the International Financial Reporting Interpretations Committee (IFRIC) applicable to companies reporting under IFRS. The consolidated financial statements comply with IFRS as issued by the International Accounting Standards Board (IASB).

Presentation in the consolidated statement of financial position differentiates between current and non-current assets and liabilities. Assets and liabilities are regarded as current if they mature within one year or within the normal business cycle of the Group, or are held for sale.

The preparation of financial statements in conformity with IFRS requires the use of certain critical accounting estimates. It also requires management to exercise its judgment in the process of applying the Group’s accounting policies. The areas involving a higher degree of judgment or complexity, or areas where assumptions and estimates are significant to the consolidated financial statements are disclosed in Note 2.F.

Several balance sheet consolidated statements of final position and consolidated statement of income items have been combined in the interests of clarity. These items are stated and explained separately in the notes to the consolidated financial statements. The statement of income is structured according to the function of expense method (nature of the expenses is classified in notes).

The consolidated financial statements are presented in thousands of U.S. Dollars unless otherwise stated. All amounts are rounded off to thousands of U.S. Dollars unless otherwise stated.

As such, insignificant rounding differences may occur. A dash (“—”) indicates that no data was reported for a specific line item in the relevant financial year or period or when the pertinent figure, after rounding, amounts to nil.

The fiscal year begins on January 1 and ends on December 31.

New and amended standards adopted by the Group

The group has applied the following standards and amendments for the first time for their annual reporting period commencing on January 1, 2018:

-	IFRS 9 Financial Instruments
-	IFRS 15 Revenue from Contracts with Customers
-	Annual Improvements 2014-2016 cycle
-	Interpretation 22 Foreign Currency Transactions and Advance Consideration

The group had to change its accounting policies and make certain retrospective adjustments following the adoption of IFRS 9. This is disclosed in Note 2.X. The other amendments and interpretations listed above did not have any impact on the amounts recognized in prior periods and are not expected to significantly affect the current or future periods.

New and amended standards not yet adopted for CAAP

Certain new accounting standards and interpretations have been published that are not mandatory for December 31, 2018 reporting periods and have not been early adopted by the group. The group’s assessment of the impact of these new standards and interpretations is set out below.

IFRS 16, “Leases”

In January 2016, IASB issued IFRS 16, "Leases", which will result in almost all leases being recognized on the balance sheet by leeses, as the distinction between operating and finance leases is removed. Under the new standard, an asset (the right to use the leased item) and a financial liability to pay rentals are recognized. The only exceptions are short-term and low-value leases.

The group has reviewed its significant leasing arrangements over the last year in light of the new lease accounting rules in IFRS 16. The standard will affect primarily the accounting for the group’s operating leases.

For lease commitments the group expects to recognize right-of-use assets and lease liabilities in a range of USD 18 – 22 million on January 1, 2019.

Regarding the activities as a lessor, the group does not expect any significant impact on the financial statements. However, some additional disclosures will be required from next year.

The group will apply the standard from its mandatory adoption date of January 1, 2019. The group intends to apply the simplified transition approach and will not restate comparative amounts for the year prior to first adoption. Right-of-use assets will be measured at the amount of the lease liability on adoption (adjusted for any prepaid or accrued lease expenses).

Other standards and interpretations non-significant for the Company’s financial statements:

- IFRS 17 – Insurance contracts

- IFRIC 23 – Uncertainty over Income Tax Treatments.

- Amendments to IFRS 9 – Prepayment features with negative compensation

- Amendments to IAS 28 – Long-term interest in associates and Joint ventures

- Annual improvements to IFRS standards 2015-2017 cycle

- Amendments to IAS 19 – Plan amendment, curtailment or settlement

- Amendments to IAS 28 and IFRS 10 – Sale or contribution of assets between an investor and its associate or joint venture

- Amendments to IAS 1 and 8 – Definition of Material. These amendments must be applied prospectively for annual periods beginning on or after January 1, 2020.

- Amendments to IFRS 3 – Definition of a Business. Entities are required to apply the amendments to transactions for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after January 1, 2020.

- Amendments to references to the conceptual framework in IFRS standards (issued in March 2018). These amendments must be applied as from January 1, 2020.

There are no other standards that are not yet effective and that would be expected to have a material impact on the entity in the current or future reporting periods and on foreseeable future transactions.

B	Group accounting policies

(1)	Subsidiaries and transactions with non-controlling interests

Subsidiaries are all entities over which the Group has control. The Group controls an entity when it is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity. Subsidiaries are fully consolidated from the date on which control is exercised by the Company and are no longer consolidated from the date control ceases.

The acquisition method is used to account for the business combinations. The consideration transferred for the acquisition of a subsidiary is the fair value of the assets transferred, the liabilities incurred or assumed at the date of exchange, and the equity interest issued by the group. Acquisition-related costs are expensed as incurred. Identifiable assets acquired, liabilities and contingent liabilities assumed in a business combination are measured initially at their fair values at the acquisition date.

Any non-controlling interest in the acquiree is measured either at fair value or at the non-controlling interest’s proportionate share of the acquiree’s net assets. Accounting treatment is applied on an acquisition by acquisition basis.

The excess of the aggregate of the consideration transferred and the amount of any non-controlling interest in the acquiree over the fair value of the identifiable net assets acquired is recorded as goodwill. If this consideration is lower than the fair value of the net assets of the subsidiary acquired, the difference is recognized directly in the Consolidated Statement of Income.

Transactions with non-controlling interests that do not result in a loss of control are accounted as equity transactions with owners of the Company. For purchases from non-controlling interests, the difference between any consideration paid and the relevant share acquired of the carrying value of net assets of the subsidiary is recorded in equity. Gains or losses on disposals to non-controlling interests are also recorded in equity.

Material inter-company transactions, balances and unrealized gains and losses have been eliminated in consolidation. However, financial gains and losses from intercompany transactions may arise when the subsidiaries have different functional currencies. These financial gains and losses are included in the Consolidated Statement of Income under Financial income and Financial loss.

(2)	Associates

Associates are all entities over which the Group has significant influence but not control, generally accompanying a shareholding of between 20% and 50% of the voting rights. Investments in associates are accounted for by the equity method of accounting and are initially recognized at cost, and the carrying amount is increased or decreased to recognize the investor`s share of profit or loss of the investee after the date of acquisition. The Company’s investment in associates includes goodwill identified on acquisition, net of any accumulated impairment loss.

Unrealized gains or losses arising from transactions between the Group and its associates are eliminated to the extent of CAAP’s interest in the associates. Unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. Accounting policies of associates have been adjusted where necessary to ensure consistency with the policies adopted by the Group. The Company’s pro-rata share of earnings in associates is recorded in the Consolidated Statement of Income under Share of loss in associates and Share of other comprehensive (loss) / income from associates. The Company’s pro-rata share of changes in other reserves is recognized in the Consolidated Statement of Changes in Equity under Other Reserves.

(3)	List of Subsidiaries

Detailed below are the subsidiaries of the Company which have been consolidated in the Consolidated Financial Statements. The percentage of ownership refers to the direct and indirect ownership of Corporación América Airports S.A in their subsidiaries at each period-end.

Holdings companies

	Country of			Percentage of ownership at December 31,
Company	incorporation	Local currency	Main activity	2018	2017	2016
Abafor S.A. (1)	Uruguay	Uruguayan pesos	Holding company	100.00%	100.00%	100.00%
ACI AIA S.à r.l. (1) (2)	Luxembourg	Euros	Holding company	-	-	100.00%
ACI Airport Sudamérica S.A.U.	Spain	Euros	Holding company	100.00%	100.00%	100.00%
ACI Airports Italia S.A.U.	Spain	Euros	Holding company	100.00%	100.00%	100.00%
America International Airports LLC (AIA) (1)	USA	U.S. dollars	Holding company	100.00%	100.00%	100.00%
Cargo & Logistics S.A. (1)	Argentina	Argentine pesos	Holding company	98.63%	98.63%	98.63%
CASA Aeroportuaria S.A. (1)	Argentina	Argentine pesos	Holding company	99.98%	99.98%	99.98%
Cedicor S.A.	Uruguay	Uruguayan pesos	Holding company	100.00%	100.00%	100.00%
Cerealsur S.A.	Uruguay	Uruguayan pesos	Holding company	100.00%	100.00%	100.00%
Corporación Aeroportuaria S.A.	Argentina	Argentine pesos	Holding company	99.98%	99.98%	99.98%
Corporación América Italia S.p.A.	Italy	Euros	Holding company	75.00%	100.00%	100.00%
Corporación América S.A.	Argentina	Argentine pesos	Holding company	95.37%	95.37%	95.37%
Corporación América Sudamericana S.A.	Panamá	U.S. dollars	Holding company	94.68%	94.68%	94.68%
DICASA Spain S.A.U. (1)	Spain	Euros	Holding company	100.00%	100.00%	100.00%
GOFI Investments S.L (3)	Spain	Euros	Holding company	-	100.00%	100.00%
Inframérica Participaçoes S.A. (1)	Brazil	Brazilian real	Holding company	99.96%	99.96%	99.96%
Yokelet S.L. (1)	Spain	Euros	Holding company	100.00%	100.00%	100.00%

(1) These companies do not have relevant net assets other than the share of ownership in the operating companies included in the table below.

(2) This company was dissolved on June 30, 2017.

(3) This company was dissolved on March 15, 2018.

Operating companies

	Country of			Percentage of ownership at December 31,
Company	incorporation	Local currency	Main activity	2018	2017	2016
ACI do Brasil S.A.	Brazil	Brazilian real	Service company	99.99%	-	-
Aerocombustibles Argentinos S.A.	Argentina	Argentine pesos	Fueling company	92.98%	92.98%	92.98%
Aeropuerto de Bahía Blanca S.A.	Argentina	Argentine pesos	Airports Operation	81.06%	81.06%	81.06%
Aeropuertos Argentina 2000 S.A.(“AA2000”) (4)	Argentina	Argentine pesos	Airports Operation	81.29%	81.29%	81.29%
Aeropuertos del Neuquén S.A.	Argentina	Argentine pesos	Airports Operation	74.10%	74.10%	74.10%
Armenia International Airports C.J.S.C.	Armenia	Dram	Airports Operation	100.00%	100.00%	100.00%
C.A.I.S.A.	Uruguay	Uruguayan pesos	Airports Operation	100.00%	100.00%	100.00%
Enarsa Aeropuertos S.A.	Argentina	Argentine pesos	Fuel plants	76.29%	76.29%	76.29%
Inframerica Concessionária do Aeroporto de Brasilia S.A. (“ICAB”)	Brazil	Brazilian real	Airports Operation	50.98%	50.98%	50.98%
Inframerica Concessionária do Aeroporto de São Gonçalo do Amarante S.A. (“ICASGA”)	Brazil	Brazilian real	Airports Operation	99.99%	99.97%	99.96%
Paoletti América S.A. (5)	Argentina	Argentine pesos	Service company	40.65%	40.65%	40.65%
Puerta del Sur S.A.	Uruguay	Uruguayan pesos	Airports Operation	100.00%	100.00%	100.00%
Servicios y Tecnología Aeroportuaria S.A.	Argentina	Argentine pesos	Service company	80.73%	80.73%	80.73%
TCU S.A.	Uruguay	Uruguayan pesos	Service company	100.00%	100.00%	100.00%
Terminal Aeroportuaria Guayaquil S.A. (“TAGSA”) (6)	Ecuador	U.S. dollars	Airports Operation	49.99%	49.99%	49.99%
Texelrío S.A.	Argentina	Argentine pesos	Service company	56.91%	56.91%	56.91%
Toscana Aeroporti S.p.A. (7)	Italy	Euros	Airports Operation	46.71%	51.13%	51.13%
Villalonga Furlong S.A.	Argentina	Argentine pesos	Service company	78.91%	78.91%	78.91%

(4) Includes a 9.35% direct interest of Cedicor S.A. in AA2000, acquired by Cedicor S.A. in 2011. This participation is subject to the authorization by the ORSNA pursuant to section 7.2 of the Argentine Concession Agreement. As of the date of issuance of these Consolidated Financial Statements, the ORSNA has not issued any resolution approving or rejecting the aforementioned transaction. While this approval is pending, all economic and political rights pertaining to the shares, including all distributed dividends, have been assigned to Cedicor S.A.

(5) The group has control over this company based on having majority representation in the board, power to direct the process of setting of financial and operating policies and execute the operational management of such Company.

(6) The group has control over this company based on having power to direct the process of setting of financial and operating policies and execute the operational management of such Company.

(7) The group has control over this company based on having a majority stake in Corporación América Italia S.A. that has 62.28% of ownership of Toscana Aeroporti S.p.A., power to direct the process of setting of financial and operating policies and execute the operational management of such Company.

Summarized financial information in respect of each of the Group´s subsidiaries that has most significant non-controlling interests is set below. The summarized financial information below represents amounts before intragroup elimination.

	Toscana Aeroporti S.p.a.
	December 31, 2018	December 31, 2017
Non-current assets	239,489	236,893
Current assets	51,192	62,144
Total assets	290,681	299,037
Non-current liabilities	65,552	73,762
Current liabilities	89,414	89,057
Total liabilities	154,966	162,819
Equity	135,715	136,218
Revenue	155,482	154,526
Gross profit	40,405	50,269
Operating income	26,795	19,469
Financial Results	(1,543)	(1,630)
Share of income in associates	43	39
Income tax expense	(7,927)	(5,893)
Net income	17,368	11,985
Other comprehensive (loss) / income for the year	(6,115)	16,469
Total comprehensive income for the year	11,253	28,454
Dividends paid	(11,757)	(10,584)

Increase/(decrease) in cash
Provided by operating activities	24,552	13,345
Used in investing activities	(11,765)	(19,315)
Used in financing activities	(11,181)	(9,981)

	Terminal Aeroportuaria de Guayaquil S.A.
	December 31, 2018	December 31, 2017
Non-current assets	46,009	51,941
Current assets	44,145	42,760
Total assets	90,154	94,701
Non-current liabilities	2,098	6,571
Current liabilities	45,130	42,929
Total liabilities	47,228	49,500
Equity	42,926	45,201
Revenue	89,226	85,310
Gross profit	37,844	35,063
Operating income	18,717	19,087
Financial Results	(49)	(479)
Share of income in associates	-	-
Income tax expense	(4,053)	(1,653)
Net income	14,615	16,955
Other comprehensive income for the year	63	-
Total comprehensive income for the year	14,678	16,955
Dividends paid	(16,954)	(17,371)

Increase/(decrease) in cash
Provided by operating activities	24,743	24,743
Used in investing activities	(427)	(24,585)
Used in financing activities	(22,298)	(23,066)

	Inframerica Conssesionária do Aeroporto de Brasília S.A.
	December 31, 2018	December 31, 2017
Non-current assets	1,114,656	1,267,647
Current assets	38,807	48,747
Total assets	1,153,463	1,316,394
Non-current liabilities	1,036,857	1,060,174
Current liabilities	99,566	250,671
Total liabilities	1,136,423	1,310,845
Equity	17,040	5,549
Revenue	107,359	111,259
Gross profit	20,905	14,538
Operating income	4,188	(161)
Financial Results	(113,639)	(116,222)
Share of income in associates	-	-
Income tax expense	41,989	38,798
Net loss	(67,462)	(77,585)
Other comprehensive (loss) / income for the year	(10,552)	1,764
Total comprehensive loss for the year	(78,014)	(75,821)
Dividends paid	-	-

Increase / (decrease) in cash
Provided by / (used in) operating activities	42,185	(76,445)
Used in investing activities	(344)	(10,065)
(Used in) / provided by financing activities	(30,561)	87,216

	Aeropuertos Argentina 2000 S.A.
	December 31,	December 31,
	2018	2017
Non-current assets	1,053,818	707,952
Current assets	199,532	199,222
Total assets	1,253,350	907,174
Non-current liabilities	503,679	411,561
Current liabilities	146,274	150,225
Total liabilities	649,953	561,786
Equity	603,397	345,388
Revenue	813,248	994,782
Gross profit	257,940	360,822
Operating income	197,846	282,422
Financial Results	(137,265)	(52,788)
Share of income in associates	-	-
Income tax expense	(33,388)	(67,620)
Net income	27,193	162,014
Other comprehensive loss for the year	(214,547)	(50,945)
Total comprehensive (loss) / income for the year	(187,354)	111,069
Dividends paid	-	(76,178)

Increase / (decrease) in cash
Provided by / (used in) operating activities	57,527	(53,509)
Used in investing activities	(3,732)	(185)
(Used in) / provided by financing activities	(33,687)	129,370

C	Foreign currency translation

(1)	Functional and presentation currency

Items included in the financial statements of each of the Group's entities are measured using the currency of the primary economic environment in which the entity operates ('the functional currency').

The consolidated financial statements are presented in U.S. dollars, which is the Group´s functional and presentation currency.

(2)	Transactions in currencies other than the functional currency

Transactions in currencies other than the functional currency are translated into the functional currency using the exchange rates prevailing at the dates of the transactions or valuations where items are re-measured.

At the end of each reporting period: (i) monetary items denominated in currencies other than the functional currency are translated using the closing rates; (ii) non-monetary items that are measured in terms of historical cost in a currency other than the functional currency are translated using the exchange rates prevailing at the date of the transactions; and (iii) non-monetary items that are measured at fair value in a currency other than the functional currency are translated using the exchange rates prevailing at the date when the fair value was determined. If such transactions occurred in a company applying IAS 29, after the above-mentioned translation, transactions are re-expressed in terms of the measuring unit current at the end of the reporting period.

Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at year-end exchange rates of monetary assets and liabilities denominated in currencies other than the functional currency are recorded as gains and losses from foreign exchange and included, if applicable, in “Financial income / Financial loss” in the Consolidated Statement of Income. Foreign exchange gains and losses derived from the net monetary position in subsidiaries applying IAS 29 are presented in real (inflation-adjusted) terms.

(3)	Translation of financial information in currencies other than the functional currency

Income and expenses of the subsidiaries whose functional currencies are not the U.S. dollar and are not in a hyperinflationary economy, are translated into U.S. dollars at average exchange rates. Assets and liabilities for each balance sheet presented are translated at the balance sheet date exchange rates.

All figures (income, expenses, assets and liabilities) of the subsidiaries whose functional currencies are the one of a hyperinflationary economy, are translated into U.S. dollars at the balance sheet date exchange rates, considering that all items are expressed in terms of the measuring unit current at the end of the reporting period.

Translation differences are recognized in other comprehensive income as “Currency Translation Adjustments”. As of December 31, 2018, 2017 and 2016, the Company recognized a translation loss of USD 247.7 million, USD 25.6 million and USD 44.3 million, respectively, arising from the translation of the investments in Argentina, Brazil, Italia and Armenia. In the case of a sale or other disposal of any of such subsidiaries, any cumulative translation difference would be recognized in income as a gain or loss from the sale of such subsidiary.

D	Intangible assets

(1)	Concession Assets

The Group, through some of its subsidiaries has been awarded the concession for the administration and operation of the following airports:

-	Puerta del Sur S.A. and C.A.I.S.A., of major airports in Uruguay (Montevideo and Punta del Este).
-	Toscana Aeroporti S.p.A. (“TA”) a merger of Aeroporto di Firenze S.p.A. (“ADF”) and Società Aeroporto Toscano Galileo Galilei S.p.A. (“SAT”) of Florence and Pisa airports, respectively.
-	Inframérica Concessionária do Aeroporto de Brasilia S.A. and Inframérica Concessionária do Aeroporto de São Gonçalo do Amarante S.A. of Brasilia and São Gonçalo do Amarante airports, respectively.
-	Terminal Aeroportuaria de Guayaquil S.A. (TAGSA) of Guayaquil airport, “José Joaquin de Olmedo”.
-	Aeropuertos Argentina 2000 S.A. 35 airports in Argentina.
-	“Armenia” International Airports C.J.S.C. of the “Zvartnots” International Airport of Yerevan, Republic of Armenia.

The concession agreements are accounted for in accordance with the principles included in IFRIC 12 “Service Concession Arrangements”. The Company recognized an intangible asset for:

a)	Fixed fees payables as the result of the acquisition of the right (license) to charge users for the service of airport concession (see Note 22),
b)	Right to obtain benefits for services provided using the assets built under the construction services performed under the concession contracts.

Acquisitions correspond, according to the terms of the Concession contract, to the improvements over existing infrastructure to increase the useful life or its capacity, or the construction of new infrastructure.

General and specific borrowing costs, attributable to the acquisition, construction or production of assets that necessarily take a substantial period to get ready for their intended use or sale are added to the cost of such assets until the assets are substantially ready to be used or sold.

The intangible asset for infrastructure under each concession agreement is amortized over the contract term in accordance with an appropriate method reflecting the rate of consumption of the concession asset’s economic benefits as from the date the infrastructure is brought into service.

Accounting of the fixed concession fee under the Brazilian concession agreements are described in Note 22 a).

As part of the obligations arising from the concession agreements, the Group provides construction or upgrade services. IFRIC 12 “Service Concession Arrangements” requires to recognize revenues and costs from the construction or upgrade services provided. The fair value of the construction or upgrade service is equal to the construction or upgrade costs plus a reasonable margin.

The concession fee paid to the grantor derived from the concession agreements are recognized depending on the terms defined in the concession agreement:

a)	Fixed concession fee is recognized at the beginning of the concession as it is reliably measurable, as a counterpart an intangible asset is recognized, this type of fee is independent form the revenue.
b)	Variable fees payables that are define as a percentage over certain revenue streams, recognized monthly by monthly in the income statement.

Each operating company is responsible for obtaining the necessary guarantees for the commitments assumed in each concession. They are mostly covered by insurance that it is paid in advance and it is recorded in Other receivables, and is accrued over the life of the coverage.

Main commitments under each concession agreement are included in Note 25 b.

(2)	Goodwill

Goodwill represents the excess of the acquisition cost over the fair value of the Group’s share of net identifiable assets, liabilities and contingent liabilities acquired as part of business combinations determined by management. Goodwill impairment reviews are performed annually or more frequently if events or changes in circumstances indicate a potential impairment. An impairment loss is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs of disposal and value in use. Impairment losses on goodwill are not reversed. Goodwill, net of impairment losses, if any, is included on the Consolidated Statement of Financial Position under Intangible assets, net.

For the purpose of impairment testing, goodwill acquired in a business combination is allocated to each cash-generating units (CGUs) of a subsidiary or group of subsidiaries that are expected to benefit from such business combination.

E	Property, plant and equipment

Property, plant and equipment is recognized at historical acquisition or construction cost less accumulated depreciation and impairment losses; historical cost includes expenses directly attributable to the acquisition of the items.

Major overhaul and rebuilding expenditures are capitalized as property, plant and equipment only when it is probable that future economic benefits associated with the item will flow to the group and the investment enhances the condition of assets beyond its original condition.

Depreciation is calculated using the straight-line method to allocate the cost of each asset to its residual value over the estimated useful life, as follows:

Buildings and improvements	25-30 years
Plant and production equipment	3-10 years
Vehicles, furniture and fixtures, and other equipment	4-10 years

The residual values and useful lives of significant property, plant and equipment are reviewed and adjusted, if appropriate, at each year-end date.

Gain and losses on disposals are determined by comparing the proceeds with the carrying amount and are included in “Other operating (expense) / income” in the Consolidated Statement of Income.

F	Critical accounting estimates and judgments

Critical accounting estimates are those that require management to make significant judgments and estimates about matters that are inherently uncertain. Management bases its estimates on historical experience and other assumptions that it believes are reasonable. Actual results could differ from estimates used in employing the critical accounting policies and these could have a material impact on the Group’s results of operations.

The Group’s critical accounting estimates are discussed below.

(a)	Impairment testing

At the date of each statement of financial position, the Group reviews the carrying amounts of its property, plant and equipment, investment in associates and finite lived intangible assets to determine whether there is any indication that those assets have suffered an impairment loss. If any such indication exists, the recoverable amount of the asset is estimated in order to determine the extent, if any, of the impairment loss. Assets that have an indefinite useful life or assets not ready to use are not subject to amortization and are tested annually for impairment.

An impairment loss, if applicable, is recognized for the amount by which the asset’s carrying amount exceeds its recoverable amount. The recoverable amount is the higher of an asset’s fair value less costs of disposal and value in use. For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are largely independent cash inflows (cash-generating units or CGUs). Prior impairments of nonfinancial assets (other than goodwill) are reviewed for possible reversal at each reporting date.

A previously recognized impairment loss is reversed if, in a subsequent period, the amount of the impairment loss decreases and the decrease can be related objectively to an event occurring after the impairment was recognized, the reversal of the previously recognized impairment loss is recognized in the Consolidated Statement of Income.

(b)	Income taxes

The Group is subject to income taxes in numerous jurisdictions. Significant judgment is required in determining the worldwide provision for income taxes. There are many transactions and calculations for which the ultimate tax determination is uncertain. The Group recognizes liabilities for anticipated tax audit issues based on estimates of whether additional taxes will be due. Where the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact the current and deferred income tax assets and liabilities in the period in which such determination is made.

Deferred tax is recognized, using the liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the consolidated financial statements. However, deferred tax liabilities are not recognized if they arise from the initial recognition of goodwill. Deferred income tax is determined using tax rates (and laws) that have been enacted or substantially enacted by the balance sheet date and are expected to apply when the related deferred income tax asset is realized or the deferred income tax liability is settled.

Deferred tax assets are reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable income will be available to allow all or part of the asset to be settled. Deferred tax assets and liabilities are not discounted. In assessing the recoverability of deferred tax assets, management considers whether it is probable that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment.

(c)	Application of IFRIC 12

The Group has carried out a comprehensive implementation of the standards applicable to the accounting treatment of their concession and has determined that, among others, IFRIC 12 is applicable. The Group treats their investments related to improvements and upgrades to be performed in connection with the concession obligation under the intangible asset model established by IFRIC 12, as all investments required by the concession obligation, regardless of their nature, directly increase the maximum tariff per traffic unit. Accordingly, all amounts invested under the concession obligation have a direct correlation to the amount of fees the Group will be able to charge each passenger or cargo service provider, and thus, a direct correlation to the amount of revenues the Group will be able to generate. As a result, the Group defines all expenditures associated with investments required by the concession obligation as revenue generating activities given that they ultimately provide future benefits, whereby subsequent improvements and upgrades made to the concession are recognized as intangible assets based on the principles of IFRIC 12. Additionally, compliance with the committed investments per the Master Development Programs is mandatory, as well as the fulfillment of the maximum tariff and therefore, in case of a failure to meet any one of these obligations, the Group could be subject to sanctions and the concessions could be revoked.

G	Inventories

Inventories are stated at the lower of cost and net realizable value.

Net realizable value is the estimated price in the ordinary course of business, less the estimated costs of completion and selling expenses. The cost of inventories is based on the weighted averaged principle and includes expenditure incurred in acquiring the inventories and bringing them to their existing location and condition.

If applicable, the Group establishes an allowance for obsolete or slow-moving inventory related to finished goods. For slow moving or obsolete finished products, an allowance is established based on management’s analysis of product aging.

H	Trade and other receivables

Trade and other receivables are initially recognized at fair value and are subsequently measured at amortized cost using the effective interest method, less loss allowance. See Note 2.X. for further information about the group’s accounting for trade receivables and for a description of the group’s impairment policies.

I	Cash and cash equivalents

Cash and cash equivalents are comprised of cash in banks, mutual funds and short-term investments with an original maturity of three months or less at the date of purchase which are readily convertible to known amounts of cash.

In the Consolidated Statement of Financial Position, bank overdrafts are included in Borrowings in current liabilities. For the purposes of the Consolidated Statement of Cash Flows, cash and cash equivalents includes bank overdrafts.

J	Equity

(1)	Equity components

The Consolidated Statement of Changes in Equity includes:

-	The share capital, share premium, legal reserve, free distributable reserves and non-distributable reserves calculated in accordance with Luxembourg Law;
-	The currency translation adjustment, other reserves, retained earnings and non-controlling interest.

(2)	Share capital

Share capital is stated at nominal value. The Company had an authorized share capital of 20,000 shares having a nominal value of USD 1 per share as of December 31, 2016. As a consequence of the Conversion of the Company mentioned in Note 1 the share capital as of December 31, 2017 has a nominal value of USD 1,500 million (USD 1 per share). According to Note 1, and considering the reverse stock split and the initial public offering, share capital as of December 31, 2018 is USD 160 thousands (USD 1 per share).

All issued shares are fully paid.

Pursuant to Luxembourg regulations, contributions in kind made by shareholders must be at fair value and must be considered as Free Distributable Reserve.

(3)	Dividends distribution by the Company to shareholders

Dividends distributions are recorded in the Company’s financial statements when Company’s shareholders have the right to receive the payment, or when interim dividends are approved by the Board of Managers in accordance with the by-laws of the Company. Dividends may be paid by the Company to the extent that it has distributable retained earnings, calculated in accordance with Luxembourg law (see Note 25 c.).

(4)	Other reserves

As mentioned in Note 1, the reorganization was accounted for as a reorganization of entities under common control, using the predecessor cost method. The net effect was recorded in Net Equity under Other Reserves. Moreover, in 2016, and considering that the shares of America International Airports (“AIA”) were contributed to the Free Distributable Reserves of the Company at the fair value a significant negative amount was included in Other Reserves to reflect the reduction to the predecessor´s cost of the shares.

(5)	Non-controlling interest

The group treats transactions with non-controlling interests that do not result in a loss of control as transactions with equity owners of the group. A change in ownership interest results in an adjustment between the carrying amounts of the controlling and non-controlling interests to reflect their relative interests in the subsidiary. Any difference between the amount of the adjustment to non-controlling interests and any consideration paid or received is recognized in a separate reserve within equity attributable to owners of Corporación América Airports S.A.

K	Borrowings

Borrowings are recognized initially at fair value, net of transaction costs incurred. Subsequently borrowings are measured at amortized cost.

L	Current and Deferred income tax

The tax expense for the year comprises current and deferred tax. Tax is recognized in the Consolidated Statement of Income, except for tax items recognized in the Consolidated Statement of Comprehensive Income.

The current income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the reporting date in the countries where the Group entities operate and generate taxable income. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulations are subject to interpretation and establishes provisions when appropriate.

Deferred income taxes recognized applying the liability method on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. The principal temporary differences arise from intangible assets adjusted for the effects of IAS 29 in Argentine subsidiaries, and the effect of valuation on fixed assets, inventories and provisions. Deferred tax assets are also recognized for net operating loss carry-forwards. Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the time period when the asset is realized or the liability is settled, based on tax laws that have been enacted or substantively enacted at the reporting date.

Deferred tax assets are recognized to the extent it is probable that future taxable income will be available against which the temporary differences can be utilized. At the end of each reporting period, CAAP reassesses unrecognized deferred tax assets. The group recognizes a previously unrecognized deferred tax asset to the extent that it has become probable that future taxable income will allow the deferred tax asset to be recovered.

M	Employee benefits

Compensation to employees in the event of dismissal is charged to income in the year in which it becomes payable.

Some entities of the Group have long term employee benefits that are unfunded defined benefit plan in accordance with IAS 19 - “Employee Benefits”.

The company calculates annually the provision for employee retirement cost based on actuarial calculations performed by independent professionals using the Projected Unit Credit Costs method. The present value of the defined benefit obligations at each year-end is calculated discounting estimated future cash outflows at an annual rate equivalent to the average rate of high quality corporate bonds, which are denominated in the same currency in which the benefits will be paid, and whose terms approximate the terms of the pension obligations.

Service cost and interest cost are recognized in the income statement, with actuarial gains and losses arising from changes in actuarial assumptions are recognized in the Consolidated Statement of Comprehensive Income.

Actuarial assumptions include variables such as, in addition to the discount rate, death rate, age, sex, years of service, current and future level of salaries, turnover rates, among others.

N	Provisions

Provisions for legal claims and other charges are recognized when: the Group has a present legal or constructive obligation as a result of past events; it is probable that an outflow of resources will be required to settle the obligation; and the amount has been reliably estimated.

Where there are a number of similar obligations, the likelihood that an outflow will be required in settlement is determined by considering the class of obligations as a whole. A provision is recognized even if the likelihood of an outflow with respect to any one item included in the same class of obligations may be small.

Provisions are measured at the present value of the expenditures expected to be required to settle the obligation using a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the obligation. The increase in the provision due to passage of time is recognized as interest expense.

The concession agreements in the different jurisdictions include certain commitments to be complied by each company. These commitments can be grouped in two categories:

• Works that can be classified as standard maintenance of the infrastructure, which are expensed as incurred

• Major scheduled maintenance and refurbishments of the infrastructure in the future.

Since IFRIC 12 does not recognize infrastructure as property, plant and equipment, rather as a right to charge customers for the use of the infrastructure, major refurbishments and renewals to be performed in future years to maintain or restore the infrastructure asset to its level of functionality, operation and safety should be recognized in accordance with IAS 37 - Provisions, Contingent Liabilities and Assets (unless the grantor agrees to reimburse the operator).  Provision is recorded at the best estimate of the amount of the expenditure expected to be incurred to perform the major overhaul or restoration work, discounted using a rate that reflects time value of money and risks involved.

O	Trade payables

Trade payables are initially recognized at fair value, generally the nominal invoice amount and are subsequently measured at amortized cost.

P	Concession fee payable

Each concession agreement determines different types of concession fees to be paid to the corresponding regulatory authority. Fees could be fixed or variable. Some concession agreements establish both a minimum fixed payment, and an additional variable amount if certain conditions are met (such as a minimum number of passengers, among others).

For those concession agreements that require payment of a fixed amount, the Company recognized the obligation at present value. The increase in the provision due to the passage of time is recognized as interest expense. The variable concession fees paid to the grantor derived from the concession agreements are recognized as cost of the period. The fixed concession fee payable pursuant to the Brazilian concession agreements are capitalized at inception of the agreement as concession assets- intangible asset.

Q	Leases / Sub-concession of spaces

Assets owned under finance leases, through which all the risks and benefits associated with ownership are substantially transferred into the Group, are recognized as owned assets at their current value or, if lower, at the actual value of the minimum payments due for the leasing. The corresponding liability for the lessor is booked in the financial statement as financial debt. Assets are depreciated by applying the criterion and the rates used for owned assets.

The leases/sub-concessions where the lessor substantially maintains all the risks and benefits associated with the ownership of the assets are classified as operating leases. Costs referred to operating leases are recognized line-by-line in the Statement of Income along the term of the lease agreement.

Lease income from operating leases where the group is a lessor is recognized in income on a straight-line basis over the lease term. The respective leased assets are included in the balance sheet based on their nature.

R	Revenue recognition

Group revenue arises mainly from airports operations and includes:

Aeronautical revenues

These revenues are those generally regulated under each airport’s concession agreement. They consist of passengers’ departure fees, landing, parking and other fees paid by the airlines.

Non-aeronautical revenues

- Commercial revenues: those are typically not regulated under the applicable concession agreement. Commercial revenues are leases and/or rent fees from retail (including duty free), food and beverage, services and car rental companies, advertising and car parking, fueling charges and cargo fees, among others.

- Construction service revenues: IFRIC 12 requires to recognize revenues and costs from the construction or upgrade services provided. Construction service revenue equals the construction or upgrade costs plus a reasonable margin.

Under the terms of IFRIC 12 “Service Concession Arrangements”, a concession operator may have a twofold activity:

- a construction activity in respect of its obligations to design, build and finance a new asset that it delivers to the grantor;

- an operating and maintenance activity in respect of concession assets.

As of December 31, 2017 revenue was recognized when the amount of revenue may have been reliably measured; it was probable that economic benefits associated with the transaction would have flowed to the Company, and when collection was reasonably assured.

Effective January 1, 2018, the Group adopted IFRS 15, changes in accounting policies for the group’s revenue are explained in Note 2.X.

S	Cost of services and other expenses

Cost of services and expenses are accrued and recognized in the Consolidated Statement of Income.

Construction service cost: IFRIC 12 requires to recognize revenues and costs from the construction or upgrade services provided. Construction service revenue equals the construction or upgrade costs plus a reasonable margin.

Commissions, freight and other selling expenses, including services and fees, office expenses and maintenance, are recorded in Selling, general and administrative expenses in the Consolidated Statement of Income.

T	Government grant

As consideration for having granted the concession of the Group A of the Argentine Airports, AA2000 assigns to the Government 15% of the total revenues of the concession, 2.5% of such revenues are destined to fund the investments commitments of AA2000 corresponding to the investment plan under the concession agreement by means of a trust in which AA2000 is the settlor; Banco de la Nación Argentina, the trustee; and the beneficiaries are AA2000 and constructors of the airports’ works. The funds in the trust are used to settle the accounts payable to suppliers of the infrastructure being built in the Argentine Airport System. As per IAS 20, the benefit received by AA2000 qualifies as a grant related to income on a monthly basis that it is recognized at fair value since there is a reasonable assurance that such benefit will be received.

U	Financial instruments

Non derivative financial instruments comprise investments in debt instruments, corporate bonds, time deposits, trade and other receivables, cash and cash equivalents, borrowings, and trade and other payables.

The group has applied IFRS 9 retrospectively, but has elected not to restate comparative information. As a result, the comparative information provided continues to be accounted for in accordance with the group’s previous accounting policy.

Until December 31, 2017 the group classified its financial assets in the following categories:

▪	Financial assets at amortized cost: comprise trade receivables, other receivables and cash and cash equivalents and are measured at amortized cost using the effective interest method less any impairment.

▪	Financial assets at fair value through profit or loss: comprise corporate bonds and are measured at its fair value. Transaction costs of financial assets carried at fair value through profit or loss are expensed in profit or loss.

▪	Financial liabilities: comprises borrowings, trade payables and other liabilities and are measured at amortized cost using the effective interest method.

The classification depended on the purpose for which the investments were acquired. Management determined the classification of its investments at initial recognition and, in the case of assets classified as held-to-maturity, re-evaluated this designation at the end of each reporting period.

See a detailed description of reclassification and subsequent measurement of financial instruments in Note 2.X.

At initial recognition, the group measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss (FVPL), transaction costs that are directly attributable to the acquisition of the financial asset. Transaction costs of financial assets carried at FVPL are expensed in profit or loss.

Gains and losses from financial assets measured at amortized cost and which are not part of a hedging relationship are recognized through profit or loss when the financial asset is derecognized or impaired by the amortization process using the effective interest rate method.

Gains or losses on a debt investment that is subsequently measured at fair value through profit or loss and is not part of a hedging relationship is recognized in profit or loss and presented net in the profit or loss statement within other gains/(losses) in the period in which it arises. Interest income from these financial assets is included in the finance income.

V	Segment information

Operating segments are reported in a manner consistent with the internal reporting provided to the Chief Operating Decision Maker ("CODM"), which is the Group´s Board of Directors. The CODM is responsible for allocating resources and assessing performance of the operating segments. The operating segments are described in Note 4.

For management purposes, the Company analyzes its business based on strategic business units providing airport and non-airport services to clients in the different countries where business units are located. Assets, liabilities and results from holding companies are included as Unallocated.

W	Application of IAS 29 in financial reporting of Argentine subsidiaries and associates

IAS 29 “Financial Reporting in Hyperinflationary Economies” requires that the financial statements of entities whose functional currency is that of a hyperinflationary economy to be adjusted for the effects of changes in a suitable general price index and to be expressed in terms of the current unit of measurement at the closing date of the reporting period, regardless of whether they are based on the historical cost method or the current cost method. Accordingly, the inflation produced from the date of acquisition or from the revaluation date, as applicable, must be computed in the non-monetary items.

In order to conclude on whether an economy is categorized as hyperinflationary in the terms of IAS 29, the standard details a series of factors to be considered, including the existence of a cumulative inflation rate in three years that approximates or exceeds 100%. Considering that the inflation in Argentina has exceed the 100% three-year cumulative inflation rate in July 2018, and that the rest of the indicators do not contradict the conclusion that Argentina should be considered a hyperinflationary economy for accounting purposes, the Group understands that there is sufficient evidence to conclude that Argentina is a hyperinflationary economy under the terms of IAS 29 as from July 1, 2018, and, accordingly, it has applied IAS 29 as from that date in the financial reporting of its subsidiaries and associates with the Argentine peso as functional currency.

The inflation adjustment was calculated by means of conversion factor derived from the Argentine price indexes published by the National Institute of Statistics (“INDEC”).

The Government Board of the Argentine Federation of Professional Councils of Economic Sciences (FACPCE) issued Resolution JG 539/18, which prescribes the indices to be used by entities with a functional currency of the Argentine peso for the application of the restatement procedures. These indices are largely based on the Wholesale Price Index for periods up to December 31, 2016 and the Retail Price Index thereafter.

The price index as of December 31, 2018 was 184.25 (124.79 as of December 31, 2017) and the conversion factor derived from the indexes for the year ended December 31, 2018, was 1.48.

The main procedures for the above-mentioned adjustment are as follows:

• Monetary assets and liabilities which are carried at amounts current at the balance sheet date are not restated because they are already expressed in terms of the monetary unit current at the balance sheet date.

• Non-monetary assets and liabilities which are not carried at amounts current at the balance sheet date, and components of shareholders' equity are adjusted by applying the relevant conversion factors at the date of the transactions.

• All items in the statement of income are restated by applying the relevant conversion factors.

• The effect of inflation on the Company’s net monetary position is included in Inflation adjustment in the statement of income. Exchange rate gains and losses derived from the net monetary position are presented in real (inflation-adjusted) terms.

• Comparative amounts are the figures presented as current year amounts in the relevant prior year financial statements, according to IAS 21, considering that were translated into the currency of a non- hyperinflationary economy. Therefore, the adjustment of the restated amounts of net assets as of prior period to reflect the cumulative inflation is included as an initial balance adjustment within Retained earnings line.

• The ongoing application of the re-translation of comparative amounts to closing exchanges rates under IAS 21 and the hyperinflation adjustments required by IAS 29 will lead to a difference in addition to the difference arising on the adoption of hyperinflation accounting. This is because the rate at which the hyper-inflationary currency depreciates against a stable currency is rarely equal to the rate of inflation. The inflation adjustment and the translation of the current period is included in Other comprehensive (loss) / income for the period line.

X	Change in accounting policies

IFRS 9, “Financial Instruments”

The group has adopted IFRS 9 as issued in July 2014, which resulted in changes in accounting policies and adjustments to the amounts recognized as of January 1, 2018.

This standard replaces the previously issued versions of IAS 39 and establishes new requirements for hedge accounting and a new model of impairment for financial assets, effective from January 1, 2018.

The new impairment model requires the recognition of impairment provisions based on expected credit losses (ECL) rather than only incurred credit losses, as is the case under IAS 39.

The accounting policies were changed as of January 1, 2018 to comply with IFRS 9.

IFRS 9 replaces the provisions of IAS 39 that relate to the recognition, classification and measurement of financial assets and financial liabilities; derecognition of financial instruments; impairment of financial assets and hedge accounting. IFRS 9 also significantly amends other standards dealing with financial instruments such as IFRS 7 Financial Instruments: Disclosures.

As permitted by the transitional provisions of IFRS 9, the Group has elected not to restate comparative figures.

(a) Impact of adopting IFRS 9

The total impact on the Group’s retained earnings due to measurement of financial instruments as of January 1, 2018 is as follows:

	Retained Earnings	Non- controlling interests
Opening balance - IAS 39	138,034	335,359
Decrease in provision for trade receivables	3,142	723
Decrease in deferred tax assets relating to impairment provisions	(786)	(181)
Adjustment to retained earnings from adoption of IFRS 9	2,356	542
Opening balance – IFRS 9	140,390	335,901

(b) Classification and measurement of financial instruments

On January 1, 2018, the Group’s management has assessed which business models apply to the financial assets held by the group at the date of initial application of IFRS 9 (January 1, 2018) and has classified its financial instruments into the appropriate IFRS 9 categories.

Reclassifications of financial instruments on adoption of IFRS 9

On the date of initial application, January 1, 2018, the financial instruments of the group were as follows, with any reclassifications noted:

	Measurement category		Carrying amount
	Original (IAS 39)	New (IFRS 9)	Original	New	Difference

Assets as per the statement of financial position
Other financial assets	AC*	AC*	26,082	26,082	-
Other financial assets	FVPL**	FVPL**	16,214	16,214	-
Other receivables	AC*	AC*	293,578	293,578	-
Trade receivables	AC*	AC*	126,078	129,943	3,865
Cash and cash equivalents	AC*	AC*	221,601	221,601	-
Liabilities as per the statement of financial position
Borrowings	AC*	AC*	1,486,445	1,486,445	-
Trade payables and other liabilities	AC*	AC*	1,198,562	1,198,562	-

*	AC = financial instruments measured at amortized cost
**	FVPL = financial instruments measured at fair value through profit or loss

(c) IFRS 9 Financial Instruments – Accounting policies applied from January 1, 2018

From January 1, 2018, the Company classifies its financial assets in the following measurement categories:

(i)	Amortized cost: Assets that are held for collection of contractual cash flows where those cash flows represent solely payments of principal and interest are measured at amortized cost. Interest income from these financial assets is included in finance income using the effective interest rate method.

(ii)	Fair value through other comprehensive income (“FVOCI”): Assets that are held for collection of contractual cash flows and for selling the financial assets, where the assets’ cash flows represent solely payments of principal and interest, are measured at FVOCI. Movements in the carrying amount are taken through OCI, except for the recognition of impairment gains or losses, interest revenue and foreign exchange gains and losses which are recognized in profit or loss. When the financial asset is derecognized, the cumulative gain or loss previously recognized in OCI is reclassified from equity to profit or loss and recognized in other gains/(losses). Interest income from these financial assets is included in finance income using the effective interest rate method. Foreign exchange gains and losses are presented in other gains/(losses) and impairment expenses are presented as separate line item in the statement of profit or loss.

(iii)	Fair value through profit or loss (“FVPL”): Assets that do not meet the criteria for amortized cost or FVOCI are measured at FVPL. A gain or loss on a debt investment that is subsequently measured at FVPL is recognized in profit or loss and presented net within other gains/(losses) in the period in which it arises.

The classification depends on the Company’s business model for managing the financial assets and the contractual terms of the cash flows.

See also IFRS 9 adoption as of December 31, 2018 in Note 3.A(iii).

IFRS 15, “Revenue from contracts with customers”

IFRS 15, ‘Revenue from contracts with customers’ deals with revenue recognition and establishes principles for reporting useful information to users of financial statements about the nature, amount, timing and uncertainty of revenue and cash flows arising from an entity’s contracts with customers.

To determine whether to recognize revenue, the Group follows a five-step process:

1.	Identifying the contract with a customer
2.	Identifying the performance obligations
3.	Determining the transaction price
4.	Allocating the transaction price to the performance obligations
5.	Recognizing revenue when/as performance obligation(s) are satisfied.

Revenue is recognized when a customer obtains control of a good or service and thus has the ability to direct the use and obtain the benefits from the good or service. The standard replaces IAS 18 ‘Revenue’ and IAS 11 ‘Construction contracts’ and related interpretations. The Company´s management has determined that the adoption of this standard did not have a significant impact on the Company´s financial condition or results of operations.

Revenue is recognized either over time or at a point in time, when (or as) the Group satisfies performance obligations by transferring the promised services or goods to its customers.

Revenue from aeronautical services, derived from the use of our airports facilities by aircrafts and passengers, is recognized over time as the services are provided. The Group considers that it has completed its performance obligations when the services are rendered to its customers. The Group does not defer collection terms in excess of the normal market terms, so there is no need to distinguish between a commercial component and a revenue interest component.

Revenue from non-aeronautical activities such as commercial revenue (excluding sale of goods, leases and sub-concession of spaces) and construction services are recognized over time. The Group considers that it has completed its performance obligations when the services are rendered to its customers or construction costs are incurred.

Revenue from sale of goods, mainly fueling, is recognized at a point in time when control of the goods is transferred to the customer and the customer obtains the benefits from the goods. The Group considers that it has completed its performance obligations when the goods are supplied to its customers.

Contracts relating to the sub-concession of spaces and commercial areas (non-aeronautical revenues) are excluded from the application of IFRS 15 as they fall within the scope of IAS 17 "Leases", see Note 2.Q.

The Group recognizes contract liabilities for consideration received in respect of unsatisfied performance obligations and reports these amounts as other liabilities in the statement of financial position. Similarly, if the Group satisfies a performance obligation before it receives the consideration, the Group recognizes either a contract asset or a receivable in its statement of financial position, depending on whether something other than the passage of time is required before the consideration is due.

Revenue is shown net of value-added tax and discounts. Intercompany balances with subsidiaries have been eliminated in consolidation.

Effective January 1, 2018, the Group adopted this standard using the modified retrospective adoption approach. No cumulative effect adjustment was recorded upon transition to IFRS 15.

There were no other changes on accounting policies and accounting methods. The standards that are mandatory effective on or after January 1, 2018 were applied by the group.